Transfers of Financial Assets	6 Months Ended
Jun. 30, 2012
Transfers of Financial Assets [Abstract]
Transfers of Financial Assets

Note 6. Transfers of Financial Assets

The Company has variable interests in the entities associated with its five outstanding securitization transactions. As these securitizations consist of similar, homogenous loans, they have been aggregated for disclosure purposes. The Company applied the variable interest model and determined it is the primary beneficiary of these Variable Interest Entities (“VIEs”). In making this determination, the Company evaluated the activities that significantly impact the economics of the VIEs, including the management of the securitized notes receivable and any related non-performing loans. The Company also evaluated its retention of the residual economic interests in the related VIEs. The Company is the servicer of the securitized mortgage receivables. The Company also has the option, subject to certain limitations, to repurchase or replace VOI notes receivable that are in default, at their outstanding principal amounts. Such activity totaled $8 million and $15 million during the three months and six months ended June 30, 2012, respectively, compared to $9 million and $17 million during the three and six months ended June 30, 2011. The Company has been able to resell the VOIs underlying the VOI notes repurchased or replaced under these provisions without incurring significant losses. The Company holds the risk of potential loss (or gain) as the last to be paid out by proceeds of the VIEs under the terms of the agreements. As such, the Company holds both the power to direct the activities of the VIEs and obligation to absorb the losses (or benefits) from the VIEs.

The securitization agreements are without recourse to the Company, except for breaches of representations and warranties. Based on the right of the Company to fund defaults at its option, subject to certain limitations, it intends to do so until the debt is extinguished, to maintain the credit rating of the underlying notes.

Upon transfer of VOI notes receivable to the VIEs, the receivables and certain cash flows derived from them become restricted for use in meeting obligations to the VIE creditors. The VIEs utilize trusts which have ownership of cash balances that also have restrictions, the amounts of which are reported in restricted cash. The Company’s interests in trust assets are subordinate to the interests of third-party investors and, as such, may not be realized by the Company if needed to absorb deficiencies in cash flows that are allocated to the investors in the trusts’ debt (see Note 11). The Company is contractually obligated to receive the excess cash flows (spread between the collections on the notes and third party obligations defined in the securitization agreements) from the VIEs. Such activity totaled $12 million and $25 million during the three and six months ended June 30, 2012, respectively, compared to $10 million and $21 million during the three and six months ended June 30, 2011, respectively, and is classified in cash and cash equivalents.